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                             SUBSCRIPTION AGREEMENT

                                     BETWEEN

                             ESSENTIAL REALITY, INC.
                                       AND

                             THE PURCHASER LISTED ON
                                SCHEDULE 1 HERETO

                              --------------------

                                  JUNE __, 2004

                              --------------------


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

LIST OF SCHEDULES:

Schedule 1        Investor Questionnaire

LIST OF EXHIBITS:

Exhibit A         The Certificate of Designation of the Series A Preferred Stock

Exhibit B         The Certificate of Designation of the Series B Preferred Stock

Exhibit C         Registration Rights Agreement

Exhibit D         Post Transaction Capitalization Table

Exhibit E         Share Exchange Agreement

      THIS SUBSCRIPTION AGREEMENT (this "Agreement") is made and entered into as of June __, 2004, between Essential Reality, Inc, a corporation organized and existing under the laws of the State of Nevada (the "Company"), the purchaser listed on the Signature Page hereto (each a "Purchaser" and together with the signatories to all substantially similar Subscription Agreements, the "Purchasers"), and Jay Gelman ("Gelman"), who is joining this Agreement solely with respect to his covenant set forth in Section 2.4(d) below.

      WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchaser and the Purchaser desires to acquire from the Company such number of shares of the Company's Series A 6% Non-Redeemable Convertible Preferred Stock (the "Preferred Stock") as is set forth on the signature page to this Agreement.

      IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and each Purchaser agree as follows:

                                    SECTION I

                               CERTAIN DEFINITIONS

      1.1 Certain Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

      "ACDI" shall mean Alliance Corner Distributors, Inc.

      "Affiliate" shall mean, with respect to any Person, any Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

      "Agreement" shall have the meaning set forth in the introductory paragraph of this Agreement.

      "Business Day" shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government actions to close.

      "Certificates" shall mean the Certificate of Designation of the Rights and Preferences of Series A Convertible Non-Redeemable Preferred Shares attached as Exhibit A and the Certificate of Designation of the Rights and Preferences of Series B Convertible Non-Redeemable Preferred Shares attached as Exhibit B which shall be filed by the Company with the Secretary of State of Nevada prior to the Closing Date.

      "Change of Control" shall mean the acquisition, directly or indirectly, by any Person of ownership of, or the power to direct the exercise of voting power with respect to, a majority of the issued and outstanding voting securities of the Company.

      "Closing" shall have the meaning set forth in Section 2.2(a).

      "Closing Date" shall have the meaning set forth in Section 2.2(a).

      "Common Stock" shall mean the shares now or hereafter authorized of the class of common stock, no par value, of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.

      "Company" shall have the meaning set forth in the introductory paragraph.

      "Control Person" shall have the meaning set forth in Section 4.7 (a) hereof.

      "Default" shall mean any event or condition which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

      "Disclosure Documents" shall mean all the documents and materials provided to the Purchaser and/or its representatives in connection with the Company and this offering, including, but not limited to, the Private Placement Memorandum dated June __, 2004, the Company's last annual report filed with the SEC on Form 10K and each quarterly report filed on Form 10Q since that last annual report.

      "Event of Default" shall have the meaning set forth in Section 5.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

      "Indemnified Party" shall have the meaning set forth in Section 4.7(b) hereof.

      "Indemnifying Party" shall have the meaning set forth in Section 4.7(b) hereof.

      "Losses" shall have the meaning set forth in Section 4.7(a) hereof.

      "Material" shall mean having a financial consequence in excess of $25,000.

      "Material Adverse Effect" shall have the meaning set forth in Section 3.1(a).

      "Person" shall mean an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

      "PPM" shall mean the private placement memorandum regarding the offering of the Preferred Stock by the Company.

      "Proceeding" shall mean an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

      "Purchase Price" shall have the meaning set forth in Section 2.1(b).

      "Purchaser" shall have the meaning set forth in the introductory paragraph.

      "Reporting Issuer" shall mean a company that is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act.

      "Required Approvals" shall have the meaning set forth in Section 3.1(f).

      "SEC" shall mean the Securities and Exchange Commission.

      "Securities Act" shall mean the Securities Act of 1933, as amended.

      " Preferred Stock" shall have the meaning set forth in the recital.

      "Share Exchange Agreement" means that certain share exchange agreement between Alliance Corner Distributors, Inc and the Company dated June [ ] 2004.

      "Subsidiaries" shall have the meaning set forth in Section 3.1(a).

      "Transaction Documents" shall mean this Agreement, the Registration Rights Agreement, attached hereto as Exhibit C, the Post Transaction Capitalization Table attached hereto as Exhibit D, the Share Exchange Agreement attached hereto as Exhibit E and all other exhibits and schedules hereto and all other documents, instruments and writings required pursuant to this Agreement.

                                   SECTION II

                PURCHASE AND SALE OF CONVERTIBLE PREFERRED SHARES

      2.1 Purchase and Sale; Purchase Price.

            (a) Subject to the terms and conditions set forth herein, the Company shall issue and sell and the Purchaser shall purchase the number of shares of the Preferred Stock as is indicated next to its name on the signature page hereof.

            (b) The purchase price for each share of Preferred Stock shall be $3.56 (the "Per Share Consideration"). The Per Share Consideration multiplied by the number of shares of Preferred Stock to be purchased by the Purchaser is referred to as the "Purchase Price. The Company shall not accept any subscription for a Purchase Price less than $25,000, unless such requirement is waived by the Company in its sole discretion, as set forth in the PPM.

      2.2 Execution and Delivery of Documents; The Closing.

            (a) The Closing of the purchase and sale of the Preferred Stock (the "Closing") shall take place simultaneously with the execution and delivery of this Agreement (the "Closing Date"). On the Closing Date,

                  (i) the Company shall execute and deliver to the Purchaser the certificates representing the Preferred Stock; and

                  (ii) the Purchaser shall deliver to the Company the cash consideration for the Preferred Stock. Such consideration shall be in the form of wire transfer of immediately available funds. The wiring instructions of the Company are:

                 J. P. Morgan Chase
                 55 Water Street
                 New York, New York
                 A/C# 323-059-953
                 ABA# 021 000 021
                 American Stock Transfer & Trust Company as Escrow Agent for Essential Reality, Inc.

All funds wired to this account shall be held in escrow pending the completion of the Closing. If the Closing does not occur by June 30, 2004 or such later date as the offering may be extended to, then such funds shall be promptly returned to the Purchasers without interest.

      2.3 Conditions to Closing

            (a) The Closing is predicated upon the following conditions being satisfied at or prior to June 30, 2004 or such later date as the offering may be extended to and if any of these conditions are not met or waived by such date, then the Purchase Price shall be returned to the Purchasers without interest:

                  (i) the Company obtaining debt conversion agreements from all its outstanding note holders such that all outstanding debt of the Company (which debt is currently in default) is extinguished either through the payment of such debt (with such payments being consistent with the Use of Proceeds section of the PPM) or the conversion of such debt into Preferred Shares based on a per share price of the Preferred Stock of $3.56 and the Company's debt, after giving effect to such conversion and payments to be made at the Closing, shall be in the form of trade payables in an amount not to exceed $30,000;

                  (ii) all required definitive instruments and agreements shall be executed by all parties thereto prior to or at the Closing, including, but not limited to, the Share Exchange Agreement, in the form attached hereto as Exhibit E;

                  (iii) all necessary board and third party consents have been obtained;

                  (iv) the Company and ACDI complete all necessary technical and legal due diligence;

                  (v) ACDI receives a voting proxy from (i) Minotaur Fund L.L.P., Phillip Vitug, Brady Capital Group, LLC, Robert W. O'Neel, III, John Gentile, Don Danks and SBI USA, LLC (collectively the "Corfman Investors") (ii) Northumberland Holdings Ltd., Richard Genovese and Nathan A. Low Family Trust, dated April 12, 1996, and/or its Affiliates, assigns and successors (collectively, the "Northumberland Investors") for all shares of the Company's stock held by the Northumberland Investors and the Corfman Investors at or prior to the Closing;

                  (vi) the Company is, as of the Closing Date, fully current in its required SEC regulatory filings;

                  (vii) the Company shall have filed the Certificates with the Nevada Secretary of State providing for the Preferred Stock;

                  (viii) the Company simultaneously closes on the sale of no less than $4,000,000 of Preferred Stock in the offering for cash consideration or other immediately available funds; and

                  (ix) Sunrise Securities Corp. shall have received one or more legal opinions in form and substance acceptable to it from legal counsel to the Company and/or ACDI as to the sufficiency of Disclosure Documents for purposes of Section 10(b)(5) of the Securities Exchange Act of 1934 and the regulations thereunder as they relate to each of ACDI and the Company.

      2.4 Post-Closing Covenants. Following the Closing, the Company and Gelman for the purposes of Section 2.4(d) hereof, shall take all actions necessary or appropriate:

            (a) to amend its Certificate of Incorporation to increase the number of authorized shares of Common Stock to enable the conversion of all outstanding shares of Preferred Stock into Common Stock. In connection therewith, the Company covenants to the Purchaser that it will take all reasonable efforts to file as soon as possible an information statement on Schedule 14(c) pursuant to Regulation 14(c) of the Exchange Act and shall file such schedule with the SEC no later than 60 days following the Closing Date. This information statement shall be undertaken to obtain stockholder approval of an increase in the Company's number of authorized shares of Common Stock from 50,000,000 to 4,400,000,000;

            (b) to register the Common Stock underlying the Preferred Stock for sale pursuant to the terms and conditions of the Registration Rights Agreement, attached hereto as Exhibit C;

            (c) to take any and all reasonable actions to cause the Company's Common Stock to be re-admitted for trading on the OTC Bulletin Board as soon as reasonably possibly following the Closing, but in all events no later than the Effectiveness Deadline as such term is defined in the Registration Rights Agreement attached hereto as Exhibit C; and

            (d) to cause the Company and Gelman to enter into an employment agreement (the "Employment Agreement") within thirty (30) days following the Closing which will provide that Gelman will serve as the Company's Chairman and Chief Executive Officer. The Employment Agreement shall be for a term of at least two years at a base salary of $300,000 for the first year and $350,000 for the second year (the amount of base salary beyond the first two years, if applicable, shall be agreed to by the Company and Gelman). All other terms and conditions, including those related to (i) forms of compensation other than base salary, (ii) an agreement not to compete and (iii) confidentiality of proprietary information, shall be of a customary nature as determined by the Board of Directors of the Company in mutual agreement with Gelman.

Notwithstanding any other provision of this Agreement, these post-closing covenants (the "Post-Closing Covenants') shall specifically survive the Closing of this Agreement.

                                   SECTION III

                         REPRESENTATIONS AND WARRANTIES

      3.1 Representations, Warranties and Agreements of the Company. The Company hereby makes the following representations and warranties to the Purchasers, all of which shall survive the Closing:

            (a) Organization and Qualification. The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Nevada with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has one subsidiary: E. R. Canada, Ltd. The Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have a Material Adverse Effect. For purposes of this Agreement, "Material Adverse Effect" means any condition, circumstance or situation that would reasonably be expected to (i) be materially adverse to the business, assets, liabilities, results of operations or financial condition of the Company, (ii) materially adversely affect the ability of the Company to conduct any material portions of its business prior to or after the Closing, (iii) materially adversely affect the ability of the Company to obtain a listing on the NASDAQ Over-the-Counter Bulletin Board or (iv) prohibit or hinder the Company from executing this Agreement and performing any of its obligations hereunder in any material respect.

            (b) Authorization, Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated hereby and by each other Transaction Document and to otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby has been duly authorized by all necessary action on the part of the Company. This Agreement and each of the other Transaction Documents has been or will be duly executed by the Company (if applicable) and when delivered in accordance with the terms hereof or thereof will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. The parties acknowledge that the Company has duly authorized and filed the Certificates with the Nevada's Secretary of State containing the terms set forth in Exhibits A and B and attached hereto.

            (c) Capitalization. The authorized, issued and outstanding capital stock of the Company is set forth in the PPM. No shares of Preferred Stock have been issued as of the date hereof. No shares of Common Stock or any other class of the Company's securities are entitled to preemptive or similar rights, nor is any holder of the Common Stock entitled to preemptive or similar rights arising out of any agreement or understanding with the Company by virtue of this Agreement. Assuming consummation of the transactions contemplated by the Transaction Documents, the capitalization of the Company shall be as set forth on Exhibit D hereto.

            (d) Issuance of Securities. The Preferred Stock has been duly and validly authorized for issuance, offer and sale pursuant to this Agreement and, when issued and delivered as provided hereunder against payment in accordance with the terms hereof, shall be valid and binding obligations of the Company enforceable in accordance with their respective terms. The Company covenants that it will as soon as practicable authorize and issue Common Stock solely for the purpose of providing for the sufficient number of shares of Common Stock to enable the conversion of all shares of the Preferred Stock into Common Stock, free from any preemptive rights or any other actual contingent purchase rights of persons other than the holders of the Preferred Stock. When issued in accordance with the terms hereof, these shares of common stock will be duly authorized, validly issued, fully paid and non-assessable. The Company has no equity or equity equivalent security outstanding that is substantially similar to the Preferred Stock, including any security having a conversion feature substantially similar to the Preferred Stock.

            (e) No Conflicts. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of its Certificate of Incorporation or bylaws (each as amended through the date hereof) or (ii) be subject to obtaining any consents except those referred to in Section 3.1(f), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including, but not limited to, those of other countries and the federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, except in the case of clause (ii), such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority.

            (f) Consents and Approvals. Except as specifically described in the PPM, the Company is not required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement and each of the other Transaction Documents, except for the filing of the Certificates which filing shall be effected prior to the Closing Date (together with the consents, waivers, authorizations, orders, notices and filings referred to above, the "Required Approvals").

            (g) Litigation; Proceedings. Except as specifically disclosed in the Disclosure Documents, there is no action, suit, notice of violation, proceeding or investigation pending or, to the best knowledge of the Company, threatened against or affecting the Company, its subsidiary or any of its respective properties before or by any court, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) which (i) relates to or challenges the legality, validity or enforceability of any of the Transaction Documents or the Shares, (ii) could, individually or in the aggregate, have a Material Adverse Effect or (iii) could, individually or in the aggregate, materially impair the ability of the Company to perform fully on a timely basis its obligations under the Transaction Documents.

            (h) No Default or Violation. Except as disclosed in the Disclosure Documents, to the knowledge of the Company and its subsidiary, there is no (i) default under or in violation of any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, except such conflicts or defaults as do not have a Material Adverse Effect, (ii) violation of any order of any court, arbitrator or governmental body relative to the Company, its business or assets, except for such violations as do not have a Material Adverse Effect, or (iii) violation by the Company of any statute, rule or regulation of any governmental authority which could (individually or in the aggregate) (x) adversely affect the legality, validity or enforceability of this Agreement, (y) have a Material Adverse Effect or (z) adversely impair the Company's ability or obligation to perform fully on a timely basis its obligations under this Agreement or any other Transaction Document.

            (i) Disclosure and Transaction Documents. To the knowledge of the Company, the Disclosure Documents and the Transaction Documents are accurate in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

            (j) Non-Registered Offering. Neither the Company not any Person acting on its behalf has taken or will take any action (including, without limitation, any offering of any securities of the Company under circumstances which would require the integration of the sale of securities contemplated by this Agreement with any other offering of securities by the Company under the Securities Act) which might subject the offering, issuance or sale of the Preferred Stock to the registration requirements of Section 5 of the Securities Act.

            (k) Brokerage. Except for the fees payable to Sunrise Securities Corporation, a registered broker-dealer, there are no valid claims for brokerage commissions, finder's fees or similar compensation in connection with the transactions contemplated by this Agreement based upon any arrangement or agreement made by or on behalf of the Company, and the Company has not taken any action that would cause the Investor to be liable for any such fees or commissions.

            (l) Real Property. The Company and its subsidiary owns no real estate and is not subject to any lease or sublease relating to real property. The Company is the legal and beneficial owner, in fee simple, of all of its owned real property, in each case free and clear of any liens.

            (m) Permits and Licenses. The Company and its subsidiary have all certificates of occupancy, rights, permits, certificates, licenses, franchises, approvals and other authorizations as are reasonably necessary to conduct its business and to own, lease, use, operate and occupy its assets, at the places and in the manner now conducted and operated, except those the absensce of which would not have a Material Adverse Effect.

            (n) Patents, Trademarks and Intellectual Property Rights. The Company and its subsidiary own or possess sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, internet web site(s) proprietary rights and processes necessary for its business as now conducted without any conflict with or infringement of the rights of others.

      3.2 Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as follows:

            (a) No Public Sale or Distribution. The Purchaser is acquiring the Preferred Stock in the ordinary course of business for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act and the Purchaser does not have a present arrangement to effect any distribution of the Preferred Stock to or through any person or entity; provided, however, that by making the representations herein, the Purchaser does not agree to hold any of the Preferred Stock for any minimum or other specific term and reserves the right to dispose of the Preferred Stock at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

            (b) Accredited Investor Status. TO ESTABLISH THAT THE PURCHASER IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) PROMULGATED UNDER THE SECURITIES ACT, THE INVESTOR MUST MARK AT LEAST ONE BOX BELOW, THEREBY MAKING THE REPRESENTATION SET FORTH BESIDE THE MARKED BOX AND COMPLETE THE INVESTOR QUESTIONNAIRE ATTACHED HERETO AS SCHEDULE 1.

         |_| The Purchaser is a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of the Investor's purchase exceeds $1,000,000.

         |_| The Purchaser is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

         |_| The Purchaser is a bank as defined in Section 3(a)(2) of the Securities Act or a savings and loan association or any other institution as defined in Section 3(a)(5)(A) of the Securities Act.

         |_|      The Purchaser is a broker dealer registered pursuant to
                  Section 15 of the United States Securities Exchange Act of 1934, as amended.

         |_|      The Purchaser is an insurance company as defined in Section
                  (2)(13) of the Securities Act.

         |_| The Purchaser is an investment company registered under the Investment Company Act or a business development company as defined in Section 2(a)(48) of that Act.

         |_| The Purchaser is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the U.S. Small Business Investment Act of 1958, as amended.

         |_| The Purchaser is a plan established and maintained by a State within the United States, one or more political subdivisions of such a State, or any agency or instrumentality of such a State or its political subdivisions, for the benefit of its employees, with total assets in excess of $5,000,000.

         |_| The Purchaser is an employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974, as amended ("ERISA"), (i) the investment decision for which is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment advisor or (ii) which has total assets in excess of $5,000,000 or (iii) which is a self-directed plan with investment decisions made solely by persons that are Accredited Investors.

         |_| The Purchaser is a private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940.

         |_| The Purchaser is an organization that is described in Section 501(c)(3) of the United States Internal Revenue Code of 1986, as amended, a corporation, a Massachusetts or similar business trust, or a partnership that, in any case, was not formed for the specific purpose of acquiring the Interest and has total assets in excess of $5,000,000.


         |_| The Purchaser is an executive officer (as defined in Rule 501(f) promulgated under the Securities Act) or general partner of the Partnership or of the General Partner.

         |_| The Purchaser is a trust with total assets of $5,000,000, not formed for the specific purpose of acquiring the Interest, whose purchase of the Interest is directed by a sophisticated person as described in Rule 506(b)(2)(ii) promulgated under the Securities Act.

         |_| The Purchaser is an entity in which all of the equity owners are Accredited Investors.

            (c) Authority. The Purchaser has the requisite power and authority to enter into and to consummate the transactions contemplated hereby and by the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The acquisition of the Preferred Stock to be purchased by the Purchaser hereunder has been duly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser and constitutes the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to, or affecting generally the enforcement of, creditors rights and remedies or by other general principles of equity.

            (d) Investment Intent. The Purchaser is acquiring the Preferred Stock to be purchased by it hereunder, and will acquire the Preferred Stock for its own account for investment purposes only and not with a view to or for distributing or reselling such Preferred Stock, or any part thereof or interest therein, without prejudice, however, to such Purchaser's right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Preferred Stock in compliance with applicable federal and state securities laws.

            (e) Experience of Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of an investment in the Preferred Stock to be acquired by it hereunder, and has so evaluated the merits and risks of such investment.

            (f) Ability of Purchaser to Bear Risk of Investment. The Purchaser is able to bear the economic risk of an investment in the Preferred Stock to be acquired by it hereunder and, at the present time, is able to afford a complete loss of such investment.

            (g) Access to Information. The Purchaser acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the Preferred Stock offered hereunder and the merits and risks of investing in such securities; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment in the Preferred Stock; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information that it has received about the Company.

            (h) Reliance. The Purchaser understands and acknowledges that (i) the Preferred stock is being offered and sold to it hereunder is being offered and sold without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act under
Section 4(2) of the Securities Act and (ii) the availability of such exemption depends in part on, and that the Company will rely upon the accuracy and truthfulness of, the foregoing representations and such Purchaser hereby consents to such reliance.

      The Company acknowledges and agrees that the Purchaser makes no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

                                   SECTION IV

                         OTHER AGREEMENTS OF THE PARTIES

      4.1 Manner of Offering. The Preferred Stock is being issued pursuant to Rule 506 of Regulation D of the Securities Act.

      4.2 Notice of Certain Events. The Company shall, on a continuing basis, advise the Purchaser promptly after obtaining knowledge of, and, if requested by the Purchaser, confirm such advice in writing, of any event that makes any statement of a material fact made by the Company in Section 3.1 or in the Disclosure Documents untrue or that requires the making of any additions to or changes in Section 3.1 or in the Disclosure Documents in order to make the statements therein, in the light of the circumstances under which they are made, not misleading,

      4.3 Modification to Disclosure Documents. If any event shall occur as a result of which, in the reasonable judgment of the Company or the Purchaser, it becomes necessary or advisable to amend or supplement any of the Disclosure Documents in order to make the statements therein, in the light of the circumstances at the time such Disclosure Documents were delivered to the Purchaser, not misleading, or if it becomes necessary to amend or supplement any of the Disclosure Documents to comply with applicable law, the Company shall promptly prepare an appropriate amendment or supplement to each such document in form and substance reasonably satisfactory to both the Purchaser and Company so that (i) as so amended or supplemented, each such document will not include an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to the Purchaser, not misleading and (ii) the Disclosure Documents will comply with applicable law.

      4.4 Blue Sky Laws. The Company shall cooperate with the Purchaser in connection with the exemption from registration of the Preferred Stock under the securities or Blue Sky laws of such jurisdictions as the Purchasers may request; provided, however, that the Company shall not be required in connection therewith to qualify as a foreign corporation where it is not now so qualified. The Company agrees that it will execute all necessary documents and pay all necessary state filing or notice fees to enable the Company to sell the Preferred Stock to the Purchasers.

      4.5 Integration. The Company shall not and shall use its best efforts to ensure that no Affiliate shall sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Preferred Stock in a manner that would require the registration under the Securities Act of the sale of the Preferred Stock to the Purchaser.

      4.6 Solicitation Materials. The Company shall not (i) distribute any offering materials in connection with the offering and sale of the Preferred Stock other than the Disclosure Documents and any amendments and supplements thereto prepared in compliance herewith or (ii) solicit any offer to buy or sell the Preferred Stock by means of any form of general solicitation or advertising.


      4.7 Indemnification.

            (a) Indemnification

                  (i) The Company shall indemnify and hold harmless the Purchaser and its officers, directors, agents, employees and Affiliates, each Person who controls or the Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each such Person, a "Control Person") and the officers, directors, agents, employees and Affiliates of each such Control Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of, or relating to, a breach or breaches of any representation, warranty, covenant or agreement by the Company under this Agreement or any other Transaction Document.

                  (ii) The Purchaser shall indemnify and hold harmless the Company, its officers, directors, agents and employees, each Control Person and the officers, directors, agents and employees of each Control Person, to the fullest extent permitted by application law, from and against any and all Losses, as incurred, arising out of, or relating to, a breach or breaches of any representation, warranty, covenant or agreement by the Purchaser under this Agreement or the other Transaction Documents.

            (b) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

            An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of the claim against the Indemnified Party but will retain the right to control the overall Proceedings out of which the claim arose and such counsel employed by the Indemnified Party shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

            All fees and expenses of the Indemnified Party to which the Indemnified Party is entitled hereunder (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party.

            No right of indemnification under this Section shall be available as to a particular Indemnified Party if there is a non-appealable final judicial determination that such Losses arise solely out of the negligence or bad faith of such Indemnified Party in performing the obligations of such Indemnified Party under this Agreement or a breach by such Indemnified Party of its obligations under this Agreement.

            (c) Contribution. If a claim for indemnification under this Section is unavailable to an Indemnified Party or is insufficient to hold such Indemnified Party harmless for any Losses in respect of which this Section would apply by its terms (other than by reason of exceptions provided in this Section), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other and the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether there was a judicial determination that such Losses arise in part out of the negligence or bad faith of the Indemnified Party in performing the obligations of such Indemnified Party under this Agreement or the Indemnified Party's breach of its obligations under this Agreement. The amount paid or payable by a party as a result of any Losses shall be deemed to include any attorneys' or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party.

            (d) Non-Exclusivity. The indemnity and contribution agreements contained in this Section are in addition to any obligation or liability that the Indemnifying Parties may have to the Indemnified Parties.

      4.8 No Violation of Applicable Law. Notwithstanding any provision of this Agreement to the contrary, if the conversion or the issuance of common stock would be prohibited by the relevant provisions of Nevada law, such redemption shall be effected as soon as it is permitted under such law.

                                    SECTION V

                                   LEGAL FEES

      5.1 In the event any party hereto commences legal action to enforce its rights under this Agreement or any other Transaction Document, the non-prevailing party shall pay all reasonable costs and expenses (including but not limited to reasonable attorney's fees, accountant's fees, appraiser's fees and investigative fees) incurred in enforcing such rights.

                                   SECTION VI

                                  MISCELLANEOUS

      6.1 Fees and Expenses. Except as set forth in this Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Preferred Stock pursuant hereto. The Purchaser shall be responsible for any taxes payable by the Purchaser that may arise as a result of the investment hereunder or the transactions contemplated by this Agreement or any other Transaction Document. The Company shall pay all costs, expenses, fees and all taxes incident to and in connection with: (A) the issuance and delivery of the Preferred Stock, (B) the exemption from registration of the Preferred Stock for offer and sale to the Purchaser under the securities or Blue Sky laws of the applicable jurisdictions, and (C) the preparation of certificates for the securities (including, without limitation, printing and engraving thereof), and
(D) all fees and expenses of counsel and accountants of the Company.

      6.2 Entire Agreement. This Agreement, together with all of the Exhibits and Schedules annexed hereto, and any other Transaction Document contains the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters. This Agreement shall be deemed to have been drafted and negotiated by both parties hereto and no presumptions as to interpretation, construction or enforceability shall be made by or against either party in such regard.

      6.3 Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given upon facsimile transmission (with written transmission confirmation report) at the number designated below (if delivered on a Business Day during normal business hours where such notice is to be received), or the first Business Day following such delivery (if delivered other than on a Business Day during normal business hours where such notice is to be received) whichever shall first occur. The addresses for such communications shall be:

                  If to the Company:        Essential Reality, Inc.
                                            c/o Gottbetter & Partners LLP
                                            488 Madison Avenue 12 Floor
                                            New York, New York 10022
                                            Tel: (212) 400-6900
                                            Fax: (212) 400-6901
                                            Attn:  Louis Cammarosano

                  If to the Purchaser       See Signature Page attached hereto

or such other address as may be designated hereafter by notice given pursuant to the terms of this Section 6.3.

      6.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Purchaser, or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

      6.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

      6.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. The assignment by a party of this Agreement or any rights hereunder shall not affect the obligations of such party under this Agreement.

      6.7 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

      6.8 Governing Law; Venue; Service of Process. The parties hereto acknowledge that the transactions contemplated by this Agreement and the exhibits hereto bear a reasonable relation to the State of New York. The parties hereto agree that the internal laws of the State of New York shall govern this Agreement and the exhibits hereto, including, but not limited to, all issues related to usury. Any action to enforce the terms of this Agreement or any of its exhibits, or any other Transaction Document shall be brought exclusively in the state and/or federal courts situate in the County and State of New York. Service of process in any action by the Purchaser to enforce the terms of this Agreement may be made by serving a copy of the summons and complaint, in addition to any other relevant documents, by commercial overnight courier to the Company at its principal address set forth in this Agreement.

      6.9 Survival. The Post-Closing Covenants contained in Section 2.4 shall specifically survive the Closing of this Agreement. Additionally, should the Closing occur, the representations and warranties of the Company and the Purchaser contained in Section III and the agreements and covenants of the parties contained in Section IV and this Section VI shall survive the Closing for a period of two (2) years following the Closing.

      6.10 Counterpart Signatures. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

      6.11 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

      6.12 Limitation of Remedies. With respect to claims by the Company or any person acting by or through the Company, or by the Purchaser or any person acting through the Purchaser, for remedies at law or at equity relating to or arising out of a breach of this Agreement, liability, if any, shall, in no event, include loss of profits or incidental, indirect, exemplary, punitive, special or consequential damages of any kind.


                            [SIGNATURE PAGE FOLLOWS]

                                Signature Page to
                           Subscription Agreement for
                               Preferred Stock of
                             ESSENTIAL REALITY, INC.

Executed at __________, _________ this _____day of ________, 2004.



                                                    *
                          ___________________________
                         [If Entity Print Name Above]


                         By:_______________________________
                         Name:
                         Title (if applicable):


                         Number of Shares
                              Subscribed For:


                         Total Purchase Price:


                         Taxpayer I.D. Number or
                              Social Security Number: ______________________


                         Address: __________________________________________


                         Telephone: ________________________________________


                         Facsimile: ________________________________________

Accepted and agreed to as of this ___ day of __________, 2004

ESSENTIAL REALITY, INC.

By:     ___________________
Title:  ___________________

___________________________________________________________________
JAY GELMAN, solely for purposes of Section 2.4(d) of this Agreement.

      * If the Investor is a corporation, trust, partnership, or other entity, please attach a copy of the resolutions, trust instrument, partnership agreement or similar document (or in lieu thereof, an opinion of counsel) showing the corporation, trust, partnership or other entity has authority to purchase the Shares and showing that the signatory above may act on its behalf in making this investment.

                                   Schedule 1

                             Investor Questionnaire

            CONFIDENTIAL INVESTOR QUESTIONNAIRE FOR U.S. INDIVIDUALS

      1.1 Purpose of this Questionnaire

A certain number of shares of preferred stock (the "Preferred Stock") of securities of Essential Reality, Inc. (the "Company") are being offered, without registration under the Securities Act of 1933, as amended (the "Act"), or the securities laws of any state, in reliance on the limited offering exemptions contained in Section 4(2) and/or in Rule 506 of Regulation D of the General Rules and Regulations under the Act and in reliance on similar exemptions under applicable state laws, solely to "accredited investors," as such term is defined in Rule 501 of Regulation D. The Company must determine that each individual is an "accredited investor" as defined in such Rule 501 before selling (or, in some states, offering) Preferred Stock to any such individual. This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy Preferred Stock or any other security.

THE COMPANY WILL NOT OFFER OR SELL PREFERRED STOCK TO ANY INVESTOR WHO HAS NOT DULY COMPLETED A CONFIDENTIAL INVESTOR QUESTIONNAIRE.


      1.2 Instructions


      One (1) copy of this Questionnaire should be completed, signed, dated and delivered to Gottbetter & Partners, LLP, 488 Madison Avenue, 12th Floor, New York, New York 10022. Please contact Louis Cammarosano at Gottbetter & Partners, LLP, (212) 400-6900 if you have any questions with respect to the Questionnaire.

      PLEASE ANSWER ALL QUESTIONS. If the appropriate answer is "None" or "Not Applicable," so state. Please print or type your answers to all questions. Attach additional sheets if necessary to complete your answers to any item.

      Your answers will be kept strictly confidential at all times; however, the Company may present this Questionnaire to such parties as it deems appropriate in order to assure itself that the offer and sale of the Preferred Stock will not result in a violation of the registration provisions of the Act or a violation of the securities laws of any state.

1. Name and Address. Please provide the following personal information:

Name:_________________________________________________ Age:  _______________

 Residence Address
(including Zip Code):
                      --------------------------------------------------------

Business Address
(including Zip Code):
                    ---------------------------------------------------------

Telephone Res.:____________________________ Bus.:____________________________

Preferred Mailing Address: __________ Residence ___________ Business ___________


      2. Accredited Investor Status. Please answer Question 2 by marking the appropriate box below.

(i) Did your individual annual income during each of the last two years exceed $200,000 and do you expect your annual income during the current year to exceed $200,000, or did your joint annual income (together with your spouse) during each of the last two years exceed $300,000 and do you expect your joint annual income during the current year to exceed $300,000?1

                                                     |_|     |_|
                                                     Yes      No

(ii) If the answer to the preceding questions was no, does your individual or joint (together with your spouse) net worth exceed $1,000,000?

                                                     |_|     |_|
                                                     Yes      No

      For this purpose, a person's income is the amount of his individual adjusted gross income (as reported on a federal income tax return), increased by the following amounts: (a) any deductions for a portion of long term capital gains (Section 1202 of the Internal Revenue Code, as amended (the "Code")); (b) any deduction for depletion (Section 611 et seq. of the Code; (c) any exclusion for interest on tax exempt municipal obligations (Section 103 of the Code); and
(d) any losses of a partnership allocated to the individual (Schedule E of Form
1040).

      (iii) If your answer to Questions 2 (i) and 2 (ii) was no, are you an executive officer or director the Company?

                                                     |_|     |_|
                                                     Yes      No

3. Bank References (please include name and address of Bank and name of an officer):
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

4. Attorney (Name, Firm and Address):
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

5. Accountant (Name, Firm and Address):
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

6. NASD Affiliation (Please include the firm name and address of each NASD member firm, if any, with which you are affiliated or associated, and the nature of your affiliation or association or, if none, please so indicate):
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

7.                Investor Suitability Information

Occupation or Profession:
                          ----------------------------------------------------
Nature of Business:
                   -----------------------------------------------------------
Name of Employer:
                 -------------------------------------------------------------
Address:
        ----------------------------------------------------------------------
         (Street)


(City)                  (State)                         (Zip Code)
------------------------------------------------------------------------------

Office Telephone                               Current Position or Title:

Number:
        ----------------------------------------------------------------------
        (Area Code)   (Number)

Period Employed:
                 -------------------------------------------------------------

If not employed or self-employed, give name and telephone number of person to contact to verify income, and your relationship to such person:

------------------------------------------------------------------------------
        (Name)           (Area Code)                     (Number)

---------------------------------------
         (Relationship)

Other employment during the past five years (employer, position or title, principal responsibilities and years of service):

8. Do you anticipate that your current level of income will change in the foreseeable future and, if so, when and to what level do you expect it to change?
------------------------------------------------------------------------------

9. Are you obligated as an endorser, guarantor, surety, indemnitor or otherwise for any significant contingent liabilities: Yes _____ No _____ If yes, please indicate type and amount: _______________________________________

10. Are there any suits outstanding or litigation or claims pending against you which could adversely and materially affect your financial condition? Yes _____ No _____ If yes, provide details:

11.   By signing this Questionnaire I hereby confirm the following statements:

      (a) I am aware that the proposed offering of Preferred Stock will involve "restricted securities," as said term is defined in Rule 144 of the Rules and Regulations promulgated under the Act, and that they, or any interest therein may not be sold or otherwise transferred without having first been registered under the all applicable federal and state securities laws, or unless an exemption from such registration provisions is available with respect to any such resale or transfer under all applicable federal and state securities laws.

      (b) I acknowledge that any delivery to me of the accompanying subscription documents and any materials included therein (the "Offering Materials") relating to the Preferred Stock prior to the determination by the Company of my suitability as an investor shall not constitute an offer of the Preferred Stock until such determination of suitability shall be made, and I agree that I shall promptly return the Offering Materials to the Company upon request.

      (c) My answers to the foregoing questions are true and complete to the best of my information and belief, and I will promptly notify the Company of any changes in the information I have provided.


                                     ------------------------------
                                     (Printed Name)


                                     ------------------------------
                                     (Signature)


Date and Place Executed:

Date:
      -----------------------------------------------

Place:
       ----------------------------------------------

                                    Exhibit A

         The Certificate of Designation of the Series A Preferred Stock

                                    Exhibit B

         The Certificate of Designation of the Series B Preferred Stock

                                    Exhibit C

                                    Exhibit D

                      Post Transaction Capitalization Table

                                    Exhibit E

                            Share Exchange Agreement









                                    --------